Exhibit 10.3

STOCKHOLDER SUPPORT AGREEMENT

This Stockholder Support Agreement (this “Agreement”) is dated as of July 6, 2021, by and among Khosla Ventures Acquisition Co. II, a Delaware corporation (“Acquiror”), the Persons set forth on Schedule I hereto (each, a “Stockholder” and, collectively, the “Stockholders”) and Nextdoor, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, as of the date hereof, the Stockholders are the holders of record and “beneficial owners” (within the meaning of Rule 13d-3 of the Exchange Act) of such number and type of equity securities of the Company (including shares of Company Common Stock and Company Preferred Stock) as are indicated opposite each of their names on Schedule I attached hereto (all such equity securities, together with any equity securities of the Company of which ownership of record or the power to vote (including, without limitation, by proxy or power of attorney) is hereafter acquired by any such Stockholder during the period from the date hereof through the Expiration Time (as defined below) are referred to herein as the “Subject Securities”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Acquiror, [Lorelei] Merger Sub Inc., a Delaware corporation (“Merger Sub”) and the Company, have entered into an Agreement and Plan of Merger (as amended or modified from time to time, the “Merger Agreement”), dated as of the date hereof, pursuant to which, among other transactions, Merger Sub will be merged with and into the Company, with the Company continuing on as the surviving corporation and a wholly owned subsidiary of Acquiror, on the terms and conditions set forth therein (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”);

WHEREAS, upon the Effective Time and except as otherwise set forth in the Merger Agreement, each share of Company Common Stock that is issued and outstanding immediately prior to the Effective Time, after giving effect to the conversion of all shares of Company Preferred Stock to Company Common Stock immediately prior to the Effective Time (including the Subject Securities) will be converted into the right to receive a portion of the Aggregate Merger Consideration, in each case, on the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, upon consummation of the Merger, each of the agreements set forth on Schedule II attached hereto (collectively, the “Investment Agreements”) will automatically terminate without any further action on the part of the parties thereto pursuant to their respective terms; and

WHEREAS, as an inducement to Acquiror and the Company to enter into the Merger Agreement and to consummate the transactions contemplated therein, the parties hereto desire to agree to certain matters as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

STOCKHOLDER SUPPORT AGREEMENT; COVENANTS

Section 1.1 Compliance with Merger Agreement. Each Stockholder hereby acknowledges that it has read the Merger Agreement and this Agreement and has had the opportunity to consult with its tax and legal advisors. Each Stockholder shall be bound by and comply with Sections 6.5 (Acquisition Proposals) and 11.12 (Publicity) of the Merger Agreement (and any relevant definitions contained in any such Sections) to the same extent as such provisions apply to the Company as if such Stockholder was an original signatory to the Merger Agreement with respect to such provisions.

Section 1.2 No Transfer. During the period commencing on the date hereof and ending on the earlier to occur of (a) the Effective Time, and (b) such date and time as the Merger Agreement shall be terminated in accordance with Section 10.1 thereof (the earlier of clause (a) and (b) being the “Expiration Time”), except as expressly contemplated by the Merger Agreement or with the prior written consent of Acquiror, each Stockholder shall not (i) sell, offer to sell, contract or agree to sell, transfer (including by operation of law), hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Subject Securities or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Securities (clauses (i) and (ii) collectively, a “Transfer”) or (iii) take any action in furtherance of any of the matters described in the foregoing clauses (i) and (ii); provided, however, that the foregoing shall not apply to (x) any Transfer to a Stockholder’s Affiliates, provided that such transferee agrees in a written agreement to be bound by this Agreement prior to the occurrence of such Transfer or (y) any other Stockholder that is party to this Agreement.

Section 1.3 New Shares. In the event that, during the period commencing on the date hereof and ending at the Expiration Time, (a) any Subject Securities are issued to a Stockholder after the date of this Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of Subject Securities or otherwise, (b) a Stockholder purchases or otherwise acquires beneficial ownership of any Subject Securities or (c) a Stockholder acquires the right to vote or share in the voting of any Subject Securities (collectively the “New Securities”), then such New Securities acquired or purchased by such Stockholder shall be subject to the terms of this Agreement to the same extent as if they constituted the Subject Securities owned by such Stockholder as of the date hereof.

Section 1.4 Stockholder Agreements. Hereafter until the Expiration Time, each Stockholder hereby unconditionally and irrevocably agrees that, at any meeting of the stockholders of the Company (in each case, including any adjournment or postponement thereof), and in any action by written consent of the stockholders of Company, requested by the Board of Directors of the Company or otherwise undertaken as contemplated by the Transactions, including in the form attached as Exhibit A (which written consent shall be delivered as promptly as reasonably practicable, and in any event within three (3) Business Days, after the Registration Statement (as contemplated by the Merger Agreement) has been declared effective under the Securities Act and has been delivered or otherwise made available to the stockholders of Acquiror and the stockholders of the Company), such Stockholder shall, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause its Subject Securities to be counted as present thereat for purposes of establishing a quorum, and such Stockholder shall vote or provide consent (or cause to be voted or consented), in person or by proxy, all of its Subject Securities:

(a) to approve and adopt the Merger Agreement and the Transactions;

(b) to authorize and approve, with respect to any and all shares of Company Preferred Stock held by such Stockholder, the conversion of all outstanding shares of Company Preferred Stock into Company Common Stock as of immediately prior to the Effective Time in accordance with Article VI, Section 6.2(a)(ii) of the certificate of incorporation of the Company;

(c) in any other circumstances upon which a consent or other approval is required under the certificate of incorporation or bylaws of the Company or the Investment Agreements, or a consent or other approval is otherwise sought with respect to the Merger Agreement or the Transactions, to vote, consent or approve (or cause to be voted, consented or approved) all of such Stockholder’s Subject Securities held at such time in favor thereof;

(d) against and withhold consent with respect to any Acquisition Proposal; and

(e) against any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate the Transactions.

Each Stockholder hereby agrees that it shall not commit or agree to take any action inconsistent with the foregoing.

Section 1.5 Proxy.

(a) Without limiting any other rights or remedies of the Company, each Stockholder hereby irrevocably appoints the Company or any individual designated by the Company as the Stockholder’s agent, attorney-in-fact and proxy (with full power of substitution and resubstituting), for and in the name, place and stead of the Stockholder, to attend on behalf of the Stockholder any meeting of the stockholders of the Company with respect to the matters described in Section 1.4, to include the Subject Securities in any computation for purposes of establishing a quorum at any such meeting of the stockholders of the Company, to vote (or cause to be voted) the Subject Securities or consent (or withhold consent) with respect to any of the matters described in Section 1.4 in connection with any meeting of the stockholders of the Company or any action by written consent by the stockholders of the Company (including the Written Consent), in each case, in the event that the Stockholder fails to perform or otherwise comply with the covenants, agreements or obligations set forth in Section 1.4.

(b) The proxy granted by the Stockholder pursuant to Section 1.5(a) is coupled with an interest sufficient in Law to support an irrevocable proxy and is granted in consideration for the Company entering into the Merger Agreement and agreeing to consummate the transactions contemplated thereby. The proxy granted by the Stockholder pursuant to Section 1.5(a) is also a durable proxy and shall survive the bankruptcy, dissolution, death, incapacity or other inability to act by the Stockholder and shall revoke any and all prior proxies granted by the Stockholder with respect to the Subject Securities. The vote or consent of the proxyholder in accordance with Section 1.5(a) and with respect to the matters in Section 1.4 shall control in the event of any conflict between such vote or consent by the proxyholder of the Subject Securities and a vote or consent by the Stockholder of the Subject Securities (or any other Person with the power to vote the Subject Securities) with respect to the matters in Section 1.4. The proxyholder may not exercise the proxy granted pursuant to Section 1.5(a) on any matter except those provided in Section 1.4. For the avoidance of doubt, the Stockholder may vote the Subject Securities on all other matters, subject to, for the avoidance of doubt, the other applicable covenants, agreements and obligations set forth in this Agreement.

Section 1.6 No Challenges. Each Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Acquiror, Merger Sub, the Company or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (b) alleging a breach of any fiduciary duty of any person in connection with the evaluation, negotiation or entry into this Agreement, the Merger Agreement or the Transactions (including the Pre-Closing Restructuring).

Section 1.7 Appraisal Rights. Each Stockholder hereby waives and agrees not to exercise any rights of appraisal or rights to dissent from the transactions contemplated by the Merger Agreement that he, she or it may have with respect to the Subject Securities under applicable Law.

Section 1.8 Affiliate Agreements. Each Stockholder hereby agrees and consents to the termination of each Contract between such Stockholder or its Affiliates, on the one hand, and the Company or its Affiliates, on the other hand, providing for management rights, notice rights, information or examination rights or other similar rights in such Stockholder’s capacity as a securityholder of the Company, including all Affiliate Agreements set forth on Schedule II attached hereto to which such Stockholder is party, in each case effective as of the Effective Time and without any further liability or obligation to the Company, the Company’s Subsidiaries or Acquiror.

Section 1.9 Registration Rights Agreement. Each of the Stockholders that is a Major Company Stockholder will deliver, substantially simultaneously with the Effective Time, a duly executed copy of the Amended and Restated Registration Rights Agreement, by and among Acquiror, the KVSB Holders (as defined therein) and the Target Holders (as defined therein) and, in substantially in the form attached as Exhibit C to the Merger Agreement.

Section 1.10 Further Assurances. Each Stockholder shall execute and deliver, or cause to be delivered, such additional documents, and take, or cause to be taken, all such further actions and do, or cause to be done, all things reasonably necessary (including under applicable Laws), in each case as reasonably mutually requested by Acquiror and the Company, to effect the transactions contemplated by this Agreement on the terms and subject to the conditions set forth herein.

Section 1.11 No Inconsistent Agreement. Each Stockholder hereby represents and covenants that such Stockholder has not entered into, and shall not enter into, any agreement that would in any material respect restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder.

Section 1.12 Consent to Disclosure. Each Stockholder hereby consents to the publication and disclosure in the Registration Statement (and, as and to the extent otherwise required by applicable securities Laws or the SEC or any other securities authorities, any other documents or communications provided by Acquiror or the Company to any Governmental Authority or to securityholders of Acquiror) of such Stockholder’s identity and beneficial ownership of Subject Securities and the nature of such Stockholder’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by Acquiror or the Company, a copy of this Agreement. Each Stockholder will promptly provide any information reasonably requested by Acquiror or the Company that is necessary for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC).

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations and Warranties of the Stockholders. Each Stockholder represents and warrants as of the date hereof to Acquiror and the Company (solely with respect to itself, himself or herself and not with respect to any other Stockholder) as follows:

(a) Organization; Due Authorization. If such Stockholder is not an individual, it is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within such Stockholder’s corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of such Stockholder. If such Stockholder is an individual, such Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder. This Agreement has been duly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies). If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into this Agreement on behalf of the applicable Stockholder.

(b) Ownership. Such Stockholder is the record and beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of, and has good title to, all of such Stockholder’s Subject Securities, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Securities (other than transfer restrictions under the Securities Act)) affecting any such Subject Securities, other than Liens pursuant to (i) this Agreement, (ii) the certificate of incorporation of the Company, (iii) the Investment Agreements, (iv) the Merger Agreement, or (v) any applicable securities Laws. Such Stockholder’s Subject Securities are the only equity securities in the Company owned of record or beneficially by such Stockholder on the date of this Agreement, and none of such Stockholder’s Subject Securities are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Securities, except as provided hereunder and under the certificate of incorporation of the Company and the Investment Agreements. Such Stockholder does not hold or own any rights to acquire (directly or indirectly) any equity securities of the Company or any equity securities convertible into, or which can be exchanged for, equity securities of the Company.

(c) No Conflicts. The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of his, her or its obligations hereunder will not, (i) if such Stockholder is not an individual, conflict with or result in a violation of the organizational documents of such Stockholder or (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any Contract binding upon such Stockholder or such Stockholder’s Subject Securities) to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such Stockholder of its, his or her obligations under this Agreement.

(d) Litigation. There are no Actions pending against such Stockholder, or to the knowledge of such Stockholder threatened against such Stockholder, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such Stockholder of its, his or her obligations under this Agreement.

(e) Adequate Information. Such Stockholder has been furnished or given access to adequate information concerning the business and financial condition of Acquiror and the Company to make an informed decision regarding this Agreement and the Transactions and has independently and without reliance upon Acquiror or the Company and based on such information as such Stockholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Stockholder acknowledges that Acquiror and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Stockholder acknowledges that the agreements contained herein with respect to the Subject Securities held by such Stockholder are irrevocable and result in the waiver of any right of the undersigned to demand appraisal in connection with the Merger under Section 262 of the General Corporation Law of the State of Delaware or any other Law.

(f) Brokerage Fees. No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Merger Agreement based upon arrangements made by such Stockholder, for which the Company or any of its Affiliates may become liable.

(g) Acknowledgment. Such Stockholder understands and acknowledges that each of Acquiror and the Company is entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

ARTICLE III

MISCELLANEOUS

Section 3.1 Termination. This Agreement and all of its provisions shall terminate and be of no further force or effect upon the earlier of (a) the Expiration Time and (b) as to each Stockholder, the written agreement of Acquiror, the Company and such Stockholder. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any party hereto from liability arising in respect of any willful breach of this Agreement prior to such termination. This ARTICLE III shall survive the termination of this Agreement.

Section 3.2 Miscellaneous. Sections 11.7 (Governing Law), 11.13 (Severability) 11.14 (Jurisdiction; Waiver of Jury Trial) and 11.15 (Enforcement) of the Merger Agreement are incorporated herein by reference and shall apply to this Agreement, mutatis mutandis.

Section 3.3 Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Except by a Stockholder in connection with a transfer of Subject Securities permitted by Section 2.1 herein, neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of Law) without the prior written consent of the parties hereto.

Section 3.4 Amendment; Waiver. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Acquiror, the Stockholders and the Company.

Section 3.5 Notices. All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service or (d) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:

If to Acquiror:

Khosla Ventures Acquisition Co. II

2128 Sand Hill Rd.

Menlo Park, CA 94025

Attention: Samir Kaul; Peter Buckland

Email: sk@khoslaventures.com; pb@khoslaventures.com

with a copy to (which will not constitute notice):

Latham & Watkins LLP

505 Montgomery Street

Suite 2000

San Francisco, California 94111

Attention: Jim Morrone; Luke J. Bergstrom

Email: jim.morrone@lw.com; luke.bergstrom@lw.com

If to the Company:

Nextdoor, Inc.

420 Taylor Street

San Francisco, California 94102

Attention: John Orta, Sophia Contreras Schwartz

Email: jorta@nextdoor.com; sophia@nextdoor.com

with a copy to (which shall not constitute notice):

Fenwick & West LLP

801 California Street

Mountain View, CA 94041

Attention: Cynthia Clarfield Hess; Ethan Skerry

Email: chess@fenwick.com; eskerry@fenwick.com

If to a Stockholder:

To such Stockholder’s address set forth in Schedule I

with a copy to (which will not constitute notice):

Fenwick & West LLP

801 California Street

Mountain View, CA 94041

Attention: Cynthia Clarfield Hess; Ethan Skerry

Email: chess@fenwick.com; eskerry@fenwick.com

Notwithstanding the foregoing, in the event notice is delivered pursuant to this Section 3.5 by a means other than email, such party shall email such notice within one (1) Business Day of delivery of such notice by such other means.

Section 3.6 Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

Section 3.7 Entire Agreement. This Agreement and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.

Section 3.8 Interpretation. The parties hereto each hereby agree that covenant, agreement, promise, representation and/or warranty contained in this Agreement shall be made on a several, and not joint, basis by each party hereto.

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IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

Benchmark Capital Partners VI, L.P. as nominee for Benchmark Capital Partners VI, L.P., Benchmark Founders’ Fund VI, L.P., Benchmark Founders’ Fund VI-B, L.P., and related individuals

By: Benchmark Capital Management Co. VI, L.L.C., general partner

By:	/s/ An-Yen Hu
Name: An-Yen Hu
Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

Benchmark Capital Partners VIII, L.P. as nominee for Benchmark Capital Partners VIII, L.P., Benchmark Founders’ Fund VIII, L.P., Benchmark Founders’ Fund VIII-B, L.P.

By: Benchmark Capital Management Co. VIII, L.L.C., general partner

By:	/s/ An-Yen Hu
Name: An-Yen Hu
Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

Bond Capital Fund, L.P., as nominee

By: Bond Capital Associates, LLC Its: General Partner

By:	/s/ Paul Vronsky
Name: Paul Vronsky
Title: Chief Operating Officer

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

Greylock XIII-A Limited Partnership

By: Greylock XIII GP LLC, its General Partner

By:	/s/ Don Sullivan
Name: Don Sullivan
Title: Senior Managing Member

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

Greylock XIII Limited Partnership

By: Greylock XIII GP LLC, its General Partner

By:	/s/ Don Sullivan
Name: Don Sullivan
Title: Senior Managing Member

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

Greylock XIII Principals LLC

By: Greylock Management Corporation, Sole Member

By:	/s/ Don Sullivan
Name: Don Sullivan
Title: Senior Managing Member

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

JLK Revocable Trust dtd October 13, 2003

By:	/s/ Leslie Kilgore
Name: Leslie Kilgore
Title: Trustee

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

The JLK Family Legacy Trust

By:	/s/ Leslie Kilgore
Name: Leslie Kilgore
Title: Grantor

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

Nirav Tolia

By:	/s/ Nirav Tolia

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

Niran N. Tolia Grantor Retained Annuity Trust

By:	/s/ Nirav Tolia
Name: Nirav Tolia
Title: Grantor

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

Prakash Janakiraman

By:	/s/ Prakash Janakiraman

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

Riverwood Capital Partners II (Parallel-B) L.P. By: Riverwood Capital II L.P., its general partner By: Riverwood Capital II GP Ltd., its general partner

By:	/s/ Chris Varelas
Name: Chris Varelas
Title: Co-founding Partner, Managing Partner

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

Riverwood Capital Partners II L.P.

By: Riverwood Capital II L.P., its general partner By: Riverwood Capital II GP Ltd., its general partner

By:	/s/ Chris Varelas
Name: Chris Varelas
Title: Co-founding Partner, Managing Partner

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

Sarah Friar

By:	/s/ Sarah Friar

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

Sarah Friar 2019 NXTDR Grantor Retained Annuity Trust dated November 20, 2019

By:	/s/ Sarah Friar
Name: Sarah Friar
Title: Trustee

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

Sarah Leary

By:	/s/ Sarah Leary

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

Shasta Ventures II, L.P. By: Shasta Ventures II GP, LLC, its General Partner

By:	/s/ Jason Pressman
Name: Jason Pressman
Title: Managing Director

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

Tiger Global PIP VII Holdings, L.P.

By:	/s/ Stephen Boyd
Name: Stephen Boyd
Title: General Counsel

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

Tiger Global Private Investment Partners VII, L.P. By: Tiger Global PIP Performance VII, L.P. Its: General Partner By: Tiger Global PIP Management VII, Ltd. Its: General Partner

By:	/s/ Stephen Boyd
Name: Stephen Boyd
Title: General Counsel

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

ACQUIROR:

KHOSLA VENTURES ACQUISITION CO. II

By:	/s/ Samir Kaul
Name: Samir Kaul
Title: Chief Executive Officer

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Stockholders, Acquiror and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY:

NEXTDOOR, INC.

By:	/s/ Sarah Friar
Name: Sarah Friar
Title: Chief Executive Officer

[Signature Page to Stockholder Support Agreement]

Schedule I

Stockholder Subject Securities

Stockholder	Series A Preferred	Series B Preferred	Series C Preferred	Series D Preferred	Series E Preferred	Series F Preferred	Series G Preferred	Series H Preferred	Common Stock	Notice Information

Schedule II

Investment Agreements

1. Seventh Amended and Restated Investors’ Rights Agreement, dated May 8, 2019, by and among the Company and the Persons listed on Exhibit A thereto.

2. Seventh Amended and Restated Right of First Refusal and Co-Sale Agreement, dated May 8, 2019, by and among the Company and the Persons listed on Exhibit A and Exhibit B thereto.

3. Seventh Amended and Restated Voting and Drag-Along Agreement, dated May 8, 2019, as amended by that certain Amendment to Seventh Amended and Restated Voting and Drag-Along Agreement dated September 3, 2019, as further amended by that certain Second Amendment to Seventh Amended and Restated Voting and Drag-Along Agreement dated September 29, 2020, by and among the Company and the other Persons party thereto.

4. Management Rights Letter dated January 25, 2008 by and between the Company and Benchmark Capital Partners VI, L.P.

5. Management Rights Letter dated September 18, 2009 by and between the Company and Shasta Ventures.

6. Management Rights Letter dated October 5, 2012 by and between the Company and Google Ventures 2012, L.P.

7. Management Rights Letter dated October 5, 2012 by and between the Company and DAG Ventures V-QP, L.P.

8. Management Rights Letter dated October 22, 2013 by and between the Company and KPCB Holdings, Inc.

9. Management Rights Letter dated October 23, 2013 by and between the Company and Tiger Global Private Investment Partners VII, L.P.

10. Management Rights Letter dated August 29, 2014 by and between the Company and Insight Venture Partners Coinvestment Fund III, L.P.

11. Management Rights Letter dated August 29, 2014 by and between the Company and Insight Venture Partners Coinvestment Fund (Delaware) III, L.P.

12. Management Rights Letter dated August 29, 2014 by and between the Company and Insight Venture Partners (Delaware) III, L.P.

13. Management Rights Letter dated August 29, 2014 by and between the Company and Insight Venture Partners VIII (Co-Investors), L.P.

14. Management Rights Letter dated August 29, 2014 by and between the Company and Insight Venture Partners (Cayman) VIII, L.P.

15. Management Rights Letter dated August 29, 2014 by and between the Company and Insight Venture Partners VIII, L.P.

16. Management Rights Letter dated August 29, 2014 by and between the Company and Coatue Private Fund I LP.

17. Management Rights Letter dated September 5, 2014 by and between the Company and Meritech Capital Partners V, L.P.

18. Management Rights Letter dated May 8, 2019 by and among the Company, Riverwood Capital Partners II, L.P. and Riverwood Capital Partners II (Parallel-B) L.P.

19. Management Rights Letter dated August 29, 2014 by and between the Company and Redpoint Omega II, L.P.

20. Letter Agreement, dated May 8, 2019, by and between the Company and SMALLCAP World Fund, Inc.

21. Letter Agreement, dated January 11, 2018, by and among the Company, Hedosophia Group Limited, HS Investments NA6 Limited and HS Investments 1 Limited.

22. Letter Agreement, dated August 18, 2017, by and between the Company and Axel Springer Digital Ventures US II GmbH.

23. Letter Agreement, dated September 1, 2019, by and between the Company and Institutional Venture Partners XVI, L.P.

24. Letter Agreement, dated February 1, 2012, by and between the Company and Allen & Company LLC.

25. Letter Agreement, dated August 18, 2017, by and among the Company, Comcast Ventures, LP and Comcast Holdings Corporation.

Exhibit A

Written Consent

See attached.